UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Silver Point Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Maryland	000-56533	47-1577585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Greenwich Plaza, Suite 1 Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 542-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 12, 2026, Silver Point Specialty Credit Fund Management, LLC (the “Adviser”) provided notice to U.S. Bancorp Fund Services, LLC (the “Previous Sub-Administrator”) that the Adviser will terminate the Master Servicing Agreement (the “Previous Sub-Administration Agreement”) between the Adviser and the Previous Sub-Administrator pursuant to its terms. Pursuant to the Previous Sub-Administration Agreement, the Previous Sub-Administrator provides certain administrative and professional services to Silver Point Specialty Lending Fund (the “Fund”) for which the Adviser is primarily responsible under the investment advisory agreement between the Adviser and the Fund. The Previous Sub-Administration Agreement will be terminated effective December 31, 2026.

On October 12, 2026, the Fund entered into a Sub-Administrative Services Agreement (the “New Sub-Administration Agreement”) among the Fund, the Adviser and HS Financial Technologies Corporation (the “New Sub-Administrator”). Under the New Sub-Administration Agreement, effective January 1, 2027, the New Sub-Administrator will provide certain administrative and professional services to the Fund, which are substantially similar to the services provided by the Previous Sub-Administrator under the Previous Sub-Administration Agreement, for which the Adviser is primarily responsible pursuant to the investment advisory agreement between the Fund and the Adviser. Pursuant to the New Sub-Administration Agreement, the Fund will pay the New Sub-Administrator a monthly service fee. The New Sub-Administration Agreement will have an initial term of one-year and will automatically renew for successive one-year periods thereafter. The New Sub-Administration Agreement may be terminated by the Fund upon at least sixty days’ notice to the New Sub-Administrator or by the New Sub-Administrator upon at least 180 days’ notice to the Fund.

The description above is only a summary of the material provisions of the New Sub-Administration Agreement and is qualified in its entirety by reference to the provisions of the New Sub-Administration Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 1.02.	Termination of a Material Definitive Agreement.

The relevant information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Sub-Administrative Services Agreement, dated as of October 12, 2026, among the Fund, the Adviser and HS Financial Technologies Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Point Specialty Lending Fund

Date: October 15, 2026	By:	/s/ James Kasmarcik
	Name:	James Kasmarcik
	Title:	Chief Compliance Officer